UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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[ ]    Soliciting Material Pursuant to § 240.14a-12.

PACER FUNDS TRUST

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Materials
PLEASE CAST YOUR VOTE NOW!
PACER FUNDS TRUST
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
October 15, 2021
Dear Shareholder:
As a fund shareholder in one or more of the following funds:

Pacer Trendpilot® US Large Cap ETF	Pacer BioThreat Strategy ETF
Pacer Trendpilot® US Mid Cap ETF	Pacer Lunt Large Cap Alternator ETF
Pacer Trendpilot® 100 ETF	Pacer Lunt MidCap Multi-Factor Alternator ETF
Pacer Trendpilot® European Index ETF	Pacer Lunt Large Cap Multi-Factor Alternator ETF
Pacer Global Cash Cows Dividend ETF	Pacer American Energy Independence ETF
Pacer US Cash Cows 100 ETF	Pacer Salt High truBeta US Market ETF
Pacer US Export Leaders ETF	Pacer Salt Low truBeta US Market ETF
Pacer CSOP FTSE China A50 ETF	Pacer Swan SOS Conservative (December) ETF
Pacer Benchmark Industrial Real Estate SCTRSM ETF	Pacer Swan SOS Conservative (April) ETF
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	Pacer Swan SOS Conservative (July) ETF
Pacer Emerging Markets Cash Cows 100 ETF	Pacer Swan SOS Moderate (December) ETF
Pacer Wealthshield ETF	Pacer Swan SOS Moderate (April) ETF
Pacer US Small Cap Cash Cows 100 ETF	Pacer Swan SOS Moderate (July) ETF
Pacer Developed Markets International Cash Cows 100 ETF	Pacer Swan SOS Flex (December) ETF
Pacer Trendpilot® US Bond ETF	Pacer Swan SOS Flex (April) ETF
Pacer Trendpilot® International ETF	Pacer Swan SOS Flex (July) ETF
Pacer Trendpilot® Fund of Funds ETF	Pacer Swan SOS Fund of Funds ETF
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF
Pacer US Cash Cows Growth ETF	Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF
Pacer Cash Cows Fund of Funds ETF
(each, a “Fund,” and together, the “Funds”), you are invited to attend a special shareholder meeting (the “Special Meeting”) of Pacer Funds Trust (the “Trust”), which will be held at the offices of U.S. Bank Global Fund Services, the Funds’ administrator, located at 615 East Michigan Street, Milwaukee, WI, 53202 on November 15, 2021, at 11:00 AM Central Time. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely virtually by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/paceretfs/docs/2021.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of November 15, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
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Shareholders are being asked to elect one of the Trust’s current Trustees, Colin C. Lake, who was previously appointed by the Board to fill a vacancy on the Board and has served as a Trustee of the Trust since September 16, 2021, and elect one additional nominee, Jane K. Sagendorph, to the Board (the “Nominees”). Ms. Sagendorph is not currently a Trustee of the Trust. The Nominating Committee, made up of all of the Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended, has recommended to the Board, and the Board has nominated, Mr. Lake and Ms. Sagendorph, to join the Board as Trustees.
If you are a shareholder of record as of the close of business on September 29, 2021, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.
The attached Proxy Statement describes each nominee’s qualifications and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of the nominees. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.
Thank you for your continued support.

Sincerely,

/s/ Joe M. Thomson
Joe M. Thomson
President and Principal Executive Officer
Pacer Funds Trust

Voting is quick and easy. Delay may cause the Funds to incur additional expenses to solicit votes for the Meeting. Everything you need is enclosed. To cast your vote:
•PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 15, 2021

PACER FUNDS TRUST
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

To the Shareholders of Pacer Funds Trust (the “Trust”), consisting of the following funds:

Pacer Trendpilot® US Large Cap ETF	Pacer BioThreat Strategy ETF
Pacer Trendpilot® US Mid Cap ETF	Pacer Lunt Large Cap Alternator ETF
Pacer Trendpilot® 100 ETF	Pacer Lunt MidCap Multi-Factor Alternator ETF
Pacer Trendpilot® European Index ETF	Pacer Lunt Large Cap Multi-Factor Alternator ETF
Pacer Global Cash Cows Dividend ETF	Pacer American Energy Independence ETF
Pacer US Cash Cows 100 ETF	Pacer Salt High truBeta US Market ETF
Pacer US Export Leaders ETF	Pacer Salt Low truBeta US Market ETF
Pacer CSOP FTSE China A50 ETF	Pacer Swan SOS Conservative (December) ETF
Pacer Benchmark Industrial Real Estate SCTRSM ETF	Pacer Swan SOS Conservative (April) ETF
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	Pacer Swan SOS Conservative (July) ETF
Pacer Emerging Markets Cash Cows 100 ETF	Pacer Swan SOS Moderate (December) ETF
Pacer Wealthshield ETF	Pacer Swan SOS Moderate (April) ETF
Pacer US Small Cap Cash Cows 100 ETF	Pacer Swan SOS Moderate (July) ETF
Pacer Developed Markets International Cash Cows 100 ETF	Pacer Swan SOS Flex (December) ETF
Pacer Trendpilot® US Bond ETF	Pacer Swan SOS Flex (April) ETF
Pacer Trendpilot® International ETF	Pacer Swan SOS Flex (July) ETF
Pacer Trendpilot® Fund of Funds ETF	Pacer Swan SOS Fund of Funds ETF
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF
Pacer US Cash Cows Growth ETF	Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF
Pacer Cash Cows Fund of Funds ETF
Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of the Trust will be held at the offices of U.S. Bank Global Fund Services, the Funds’ administrator, located at 615 East Michigan Street, Milwaukee, WI, 53202 on November 15, 2021, at 11:00 AM Central Time.
However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely virtually by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/paceretfs/docs/2021.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of November 15, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
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At the Special Meeting, shareholders of the Funds will be asked to act upon the following proposal, which is more fully described in the accompanying Proxy Statement dated October 15, 2021:
PROPOSAL 1:    To approve of the election of two Trustees to serve until his or her successor is elected and qualified.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
The Trust’s Board of Trustees has fixed the close of business on September 29, 2021 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.
Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.
By order of the Board of Trustees of the Trust:

/s/ Joe M. Thomson
Joe M. Thomson
President and Principal Executive Officer

October 15, 2021

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PACER FUNDS TRUST
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
October 15, 2021
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 15, 2021

Introduction
This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust”) of proxies to be voted at the special meeting of shareholders of the Trust and any adjournment or postponement thereof (the “Special Meeting”). The Special Meeting will be held at the offices of U.S. Bank Global Fund Services, the Funds’ administrator, located at 615 East Michigan Street, Milwaukee, WI, 53202 on November 15, 2021, at 11:00 AM Central Time. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely virtually by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/paceretfs/docs/2021.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of November 15, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
PROPOSAL 1:    To approve of the election of two Trustees to serve until his or her successor is elected and qualified.
Shareholders of record at the close of business on the record date, September 29, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or after October 15, 2021.
The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 12, 2014. The Trust currently consists of 48 separate series with different fiscal year-ends, 39 series of which are currently operational. Shareholders of each Fund in the Trust are being solicited to vote on the proposal. Following is a list of the current Funds in the Trust being solicited to vote on the Proposal in this Proxy Statement.

April 30 Fiscal Year End (the “April 30 FYE Funds”)
Pacer Trendpilot® US Large Cap ETF	Pacer Developed Markets International Cash Cows 100 ETF
Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® US Bond ETF
Pacer Trendpilot® 100 ETF	Pacer Trendpilot® International ETF
Pacer Trendpilot® European Index ETF	Pacer Trendpilot® Fund of Funds ETF
Pacer Global Cash Cows Dividend ETF	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Pacer US Cash Cows 100 ETF	Pacer US Cash Cows Growth ETF
Pacer US Export Leaders ETF	Pacer Cash Cows Fund of Funds ETF
Pacer CSOP FTSE China A50 ETF	Pacer BioThreat Strategy ETF
Pacer Benchmark Industrial Real Estate SCTRSM ETF	Pacer Lunt Large Cap Alternator ETF
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	Pacer Lunt MidCap Multi-Factor Alternator ETF
Pacer Emerging Markets Cash Cows 100 ETF	Pacer Lunt Large Cap Multi-Factor Alternator ETF
Pacer Wealthshield ETF	Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF
Pacer US Small Cap Cash Cows 100 ETF	Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF
October 31 Fiscal Year End (the “October 31 FYE Funds”)
Pacer American Energy Independence ETF	Pacer Swan SOS Moderate (April) ETF
Pacer Salt High truBeta US Market ETF	Pacer Swan SOS Moderate (July) ETF
Pacer Salt Low truBeta US Market ETF	Pacer Swan SOS Flex (December) ETF
Pacer Swan SOS Conservative (December) ETF	Pacer Swan SOS Flex (April) ETF
Pacer Swan SOS Conservative (April) ETF	Pacer Swan SOS Flex (July) ETF
Pacer Swan SOS Conservative (July) ETF	Pacer Swan SOS Fund of Funds ETF
Pacer Swan SOS Moderate (December) ETF
Financial statements for the Funds comprising the Trust are included in Annual Reports of each Fund for their various fiscal year-end dates noted above, which are mailed to shareholders. Shareholders may obtain copies of the applicable Annual Report or Semi-Annual Report free of charge by writing the Trust c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling toll-free at 1-800-617-0004.
PROPOSAL 1 –     ELECTION OF TRUSTEES TO THE BOARD
The Board currently has four members: Joe M. Thomson, Deborah G. Wolk, Jonathan H. Newman, Sr., and Colin C. Lake. Mr. Thomson and Ms. Wolk have served as Trustees since 2014 and 2015, respectively, when each was elected by shareholders. Mr. Lake has served as a Trustee since 2021 and has not been elected by shareholders.
Mr. Newman, Sr., previously elected by shareholders, currently intends to retire from the Board by the end of 2021. Therefore, as part of the Board’s succession planning process resulting from Mr. Newman’s anticipated retirement and the retirement of Dennis J. Ryan as a Trustee on September 16, 2021, the Board determined that it was the appropriate time to consider new Trustees to join the Board.
Accordingly, at a meeting of the Nominating Committee held on September 15, 2021, the Nominating Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and recommended Colin C. Lake and Jane K. Sagendorph for election as additional Trustees of the Trust, with Mr. Lake filling the vacancy caused by the retirement of Mr. Ryan. The Board of Trustees reviewed the recommendations of the Nominating Committee in materials presented to them and approved at the Board meeting on September 15, 2021 the nomination of Mr. Lake and Ms. Sagendorph for election by shareholders (the “Nominees”).

As indicated under “Trustees and Officers” below, Mr. Lake and Ms. Sagendorph have extensive experience in the financial services industry. The Trustees believe Mr. Lake and Ms. Sagendorph’s business acumen and understanding of financial issues would enhance the Board’s ability to oversee the operations of the Trust.
Section 16(a) of the 1940 Act restricts the Board’s ability to appoint new Trustees to the Board unless immediately after such appointment at least two-thirds of the Trustees then holding office have been elected by shareholders of the Trust. Presently, three-quarters of the Trustees on the Board have been elected by shareholders. By having the Nominees elected by shareholders now, the Board will continue to be able to appoint new Trustees in the future without the time and expense of conducting additional shareholder meetings. Accordingly, at this time, Ms. Sagendorph will not be able to serve as a Trustee unless elected by shareholders.
Required Vote
The election of the Nominees will be voted upon separately by shareholders of the Funds of the Trust in the aggregate; that is, regardless of the Fund in which you are a shareholder, you have the right to vote for or to withhold your vote for each Nominee on a one vote-per-share basis without differentiation between the separate Funds. The Nominees will be elected as Trustees of the Trust if they receive a plurality of the votes cast by all shares of the Trust to be voted in the aggregate. In essence, this means that the two Nominees for election receiving the most affirmative votes cast at the Special Meeting will be elected to the Board of the Trust. The Nominees have indicated that they are able and willing to serve as Trustees and, if elected, will serve as Trustees until each dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. If for any reason the Nominees become unable to serve before the Special Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.
The Board recommends that the Trust’s shareholders elect the Nominees as Trustees of the Trust.
Trustees and Officers
The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below. The address of each Trustee and officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships held by Trustee During Past Five Years
Interested Trustee
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President at Pacer Advisors, Inc. (since 2005)	48	Director, First Cornerstone Bank (2000–2016)
Independent Trustees
Deborah G. Wolk Born: 1950	Lead Independent Trustee	Indefinite Term; since 2015	Self-employed providing accounting services and computer modeling (since 1997)	48	None
Jonathan H. Newman, Sr. Born: 1962	Trustee	Indefinite Term; since 2015	CEO and Chairman, Newman Wine & Spirits (since 2007)	48	None
Nominees for Independent Trustee
Jane K. Sagendorph Born: 1951	None	N/A	Accountant, BluFish Designs (since 2011)	N/A	None
Colin C. Lake** Born: 1971	Trustee	Indefinite Term; since 2021	President, Developing the Next Leaders (since 2016)	48	None
*There are 48 separate series registered by the Trust. As of September 29, 2021, 39 series were operational.
** Mr. Lake currently serves as a Trustee of the Trust and has served in that capacity since originally appointed.

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President, Pacer Advisors, Inc. (since 2005); President and Chief Compliance Officer, Pacer Financial, Inc. (since 2004)
Sean E. O’Hara Born: 1962	Treasurer and Principal Financial Officer	Indefinite Term; since 2014	Director, Index Design Group (since 2015); Director, Pacer Financial, Inc. (since 2007); Director, Pacer Advisors, Inc. (since 2007)
Bruce Kavanaugh Born: 1964	Secretary and Portfolio Manager	Indefinite Term; since 2016	Vice President, Pacer Advisors, Inc. (since 2005); Vice President, Pacer Financial, Inc. (since 2004)
Justin Dausch Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Born: 1990	Chief Compliance Officer and AML Officer	Indefinite Term; since 2021	Director, Vigilant, since 2017; Compliance Associate, HSBC (investment banking company), 2015-2017

The Trust has two fiscal year ends: October 31 and April 30. The Board met four times during the fiscal year ended October 31, 2020. The Board met four times during the fiscal year ended April 30, 2021. During the fiscal year, all of the incumbent Trustees attended 100% of the Board meetings and the meetings of the Board Committees on which they served. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.
Trust Committees
The Trust has two standing committees: the Audit Committee and Nominating Committee.
The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Committee meets on an as needed basis. The Nominating Committee will accept and review shareholder nominations for Trustees, which may be submitted to the Trust by sending the nomination to the Trust’s Secretary, c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355. During the fiscal year ended October 31, 2020, the Nominating Committee met one time. During the fiscal year ended April 30, 2021, the Nominating Committee met two times.
The Nominating Committee has adopted a formal charter, a copy of which is attached as Exhibit A. The Nominating Committee considers Trustee candidates recommended by shareholders and evaluates such nominees in the same manner as it evaluates nominees identified by the Nominating Committee. Because the Trust does not hold regular annual shareholder meetings, no formal policy or procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Nominating Committee. The Nominating Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders, officers, advisers, and service providers of the Trust. Although the Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Nominating Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.
The Audit Committee is comprised of all of the Independent Trustees. The function of the Audit Committee is to review the scope and results of the annual audit of the Funds and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Funds’ financial reporting. The Audit Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Funds and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. During the fiscal year ended October 31, 2020, the Audit Committee met three times. During the fiscal year ended April 30, 2021, the Audit Committee met four times.
Additionally, the Trust has a Fair Value Pricing Committee, appointed by the Board, comprised of certain officers of the Trust and employees of Pacer Advisors, Inc. (the “Adviser”). The Fair Value Pricing Committee is responsible for valuing securities held by the Funds for which current and reliable market quotations are not readily available.
Additional Information Concerning the Board of Trustees
The Role of the Board
The management and affairs of the Trust and its series are overseen by a Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
Like most ETFs, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the sub-advisers, the Funds’ principal underwriter, and the Funds’ administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser, or applicable sub-adviser, is responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period for new Funds), in connection with its consideration of whether to renew the investment advisory agreement with the Adviser, and sub-advisory agreements with the sub-advisers, the Board meets with the Adviser and/or sub-advisers to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer (“CCO”) reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s CCO, provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and sub-advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the Securities and Exchange Commission are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the sub-advisers, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, sub-advisers, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from a Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Nominating Committee and an Audit Committee. There are four members of the Board of Trustees, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). The Nominating Committee and Audit Committee are comprised entirely of Independent Trustees, and each committee is chaired by an Independent Trustee. The Chairperson of the

Board is an Interested Trustee. The Board reviews its structure and the structure of its committees annually. The Board has determined that the leadership structure, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.
Board Oversight of Risk Management
The Board’s role in risk oversight begins before the inception of a Fund, at which time certain of the Funds’ service providers present the Board with information concerning the investment objectives, strategies and risks of the Funds as well as proposed investment limitations for the Funds. Additionally, the Funds’ investment adviser and sub-advisers (as applicable) provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s CCO, and other service providers such as the Funds’ independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Trust has concluded that each of the Trustees, including the Nominees, should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of each Fund’s shareholders. The Trust has concluded that each of the Trustees, including the Nominees, should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.
Nominees
The Trust has concluded that Mr. Lake should serve as Trustee because of his extensive experience in financial services industry sales and experience as a successful entrepreneur. The Trust believes Mr. Lake’s business acumen and understanding of financial issues (including sales) provide an appropriate background in areas applicable to investment company oversight.
The Trust has concluded that Ms. Sagendorph should serve as Trustee because of her extensive experience in the financial services industry as a comptroller of a financial marketing and wholesaling firm, as well as her experience providing accounting services to a small business client. The Trust believes that Ms. Sagendorph’s extensive experience in accounting and finance provides an appropriate background in areas applicable to investment company oversight.
Remaining Trustees
The Trust has concluded that Mr. Thomson should serve as Trustee because of the experience he has gained as Founder and President of Pacer Advisors, Inc., Pacer Financial, Inc., and in his past roles with various registered broker-dealers and investment management firms. In addition, he holds the Certified Financial Planner® (CFP®), Chartered Life Underwriter® (CLU®), Chartered Financial Consultant® (ChFC®), and Chartered Mutual Fund Counselor (CMFC®) designations, the FINRA General Principal’s license, and the Pennsylvania Life & Annuity Insurance license.
The Trust has concluded that Ms. Wolk should serve as Trustee because of the experience she has gained during the past twenty years providing accounting services and computer modeling expertise to small business clients, as well as her prior positions in the corporate finance field. In addition, she holds the Chartered Financial Consultant® (ChFC®) designation. The Trust believes that Ms. Wolk’s extensive experience in accounting and finance provides an appropriate background in areas applicable to investment company oversight.
The Trust has concluded that Mr. Newman should serve as Trustee because of his experience as a successful entrepreneur and as a lawyer. The Trust believes that Mr. Newman’s business acumen and legal expertise provide an appropriate background in areas applicable to investment company oversight.

Ownership of Securities
As of September 29, 2021, Mr. Thomson owned between $10,001 and $50,000 worth of Shares of Pacer BioThreat Strategy ETF and over $100,000 worth of Shares of each of Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF, and Pacer US Export Leaders ETF. No other Trustee owned Shares of the Funds as of September 29, 2021. As of September 29, 2021, the Trustees and officers, as a group, owned approximately 27% of Pacer US Export Leaders ETF, and less than 1% of the Shares of the other Funds.
Compensation
Independent Trustees are paid by the Adviser from the unified management fee paid to the Adviser and not by the Funds. The Independent Trustees each receive a per meeting trustee fee of $1,500, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with attendance at Board meetings. The Trust has no pension or retirement plan. No officer, director or employee of the Adviser, including Mr. Thomson, receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The Trustee compensation information below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings. The following table shows the compensation earned by each Trustee for the Funds’ fiscal year ended April 30, 2021 and October 31, 2020.

	Fiscal Year End April 30, 2021		Fiscal Year End October 31, 2020
Name	Aggregate Compensation From Each Fund	Total Compensation From Fund Complex Paid to Trustees	Aggregate Compensation From Each Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Joe M. Thomson	$0	$0	$0	$0
Independent Trustees
Deborah G. Wolk	$0	$6,000	$0	$4,500
Jonathan H. Newman, Sr.	$0	$6,000	$0	$4,500
Colin C. Lake*	$0	$0	$0	$0
*Mr. Lake did not serve as an Independent Trustee during the fiscal years ended April 30, 2021 or October 31, 2020.
Legal Proceedings
The Board is not aware of any legal proceedings involving the Nominees that would be material to an evaluation of the ability or integrity of the Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
Communication with Trustees
Shareholders may send communications directly to the Trustees in writing at the address specified above under “Trustees and Officers.”
Information Related to the Audit Committee and the Auditor
Information related to the Audit Committee, including the Audit Committee’s pre-approval policies and procedures, and to the Funds’ independent registered public accounting firm (the “Auditor”) can be found in Exhibit B.
Required Vote
The affirmative vote of a plurality of all outstanding shares of the Trust voting together, and not by separate Fund, at the Special Meeting, or at multiple separate special meetings for each series of the Trust using the same record date, will be sufficient to elect each Nominee. A plurality vote means that the person receiving the highest number of affirmative votes for a position will be elected, and therefore, to be elected, each Nominee must receive more “FOR” votes than any other candidate for the same position (even if less than a majority of the votes cast), provided a quorum is present.

The Board recommends that shareholders of the Trust
vote “FOR” the election of the Nominees to the Board.
OTHER BUSINESS
Additional Information about the Trust
Ms. Wolk, Mr. Newman, Mr. Lake, and Ms. Sagendorph do not currently hold any position with the Adviser or any sub-advisers to the Funds.
Voting Proxies
You should read the entire Proxy Statement before voting. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the election of Mr. Lake and Ms. Sagendorph with respect to the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
If sufficient votes are not received by the date of the Special Meeting, a person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.
Quorum Required
The Funds must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Funds. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Trust entitled to vote at the Special Meeting.
Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not be counted as voting on the Proposal or any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”
If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the Secretary of the Special Meeting or the holders of a majority of the shares of the Trust present at the Special Meeting in person or by proxy may adjourn the Special Meeting with respect to the proposal to permit further solicitation of proxies.
Method and Cost of Proxy Solicitation
Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the investment adviser to the Trust, none of whom will be paid for these services, or by a third-party proxy solicitation firm. The costs (including the costs of printing, mailing, tabulating, and soliciting proxies) associated with the Special Meeting will be paid by the Funds and are estimated to be approximately $500,000 in the aggregate. The Funds have retained AST Fund Solutions to assist in the solicitation of proxies, and the expenses for such services are expected to be approximately $20,000, including out-of-pocket reimbursements. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Trust may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.

Other Information
The Funds’ distributor and principal underwriter is Pacer Financial, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355. The Funds’ administrator, transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Reports to Shareholders
Copies of the Funds’ most recent annual and semi-annual reports may be requested without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling, toll-free 1-800-617-0004.
Record Date/Shareholders Entitled to Vote
The Trust currently offers shares of 39 series which are operational, each of which represents a separate investment portfolio. The record holders of outstanding shares of each series of the Trust are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Trust and not any individual series of the Trust, including the Proposal. Shareholders of the Trust at the close of business on September 29, 2021, the Record Date, will be entitled to be present and vote at the Special Meeting. As of that date, there were 230,095,882 shares of the Trust outstanding and entitled to vote, representing total net assets of approximately $8,521,174,477 of the Trust.

Fund	Number of Issued and Outstanding Shares	Fund	Number of Issued and Outstanding Shares
Pacer Trendpilot® US Large Cap ETF	50,100,000	Pacer BioThreat Strategy ETF	150,000
Pacer Trendpilot® US Mid Cap ETF	12,150,000	Pacer Lunt Large Cap Alternator ETF	4,400,000
Pacer Trendpilot® 100 ETF	14,150,000	Pacer Lunt MidCap Multi-Factor Alternator ETF	1,150,000
Pacer Trendpilot® European Index ETF	2,100,000	Pacer Lunt Large Cap Multi-Factor Alternator ETF	2,650,000
Pacer Global Cash Cows Dividend ETF	4,500,000	Pacer American Energy Independence ETF	1,000,000
Pacer US Cash Cows 100 ETF	18,200,000	Pacer Salt High truBeta US Market ETF	150,000
Pacer US Export Leaders ETF	50,000	Pacer Salt Low truBeta US Market ETF	200,000
Pacer CSOP FTSE China A50 ETF	405,882	Pacer Swan SOS Conservative (December) ETF	125,000
Pacer Benchmark Industrial Real Estate SCTRSM ETF	5,950,000	Pacer Swan SOS Conservative (April) ETF	100,000
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	39,000,000	Pacer Swan SOS Conservative (July) ETF	200,000
Pacer Emerging Markets Cash Cows 100 ETF	350,000	Pacer Swan SOS Moderate (December) ETF	175,000
Pacer Wealthshield ETF	1,650,000	Pacer Swan SOS Moderate (April) ETF	375,000
Pacer US Small Cap Cash Cows 100 ETF	10,200,000	Pacer Swan SOS Moderate (July) ETF	825,000
Pacer Developed Markets International Cash Cows 100 ETF	900,000	Pacer Swan SOS Flex (December) ETF	100,000
Pacer Trendpilot® US Bond ETF	46,900,000	Pacer Swan SOS Flex (April) ETF	350,000
Pacer Trendpilot® International ETF	4,800,000	Pacer Swan SOS Flex (July) ETF	300,000
Pacer Trendpilot® Fund of Funds ETF	2,000,000	Pacer Swan SOS Fund of Funds ETF	1,600,000
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	2,150,000	Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF	50,000
Pacer US Cash Cows Growth ETF	150,000	Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF	390,000
Pacer Cash Cows Fund of Funds ETF	100,000
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of the close of business on September 29, 2021, the Record Date, there were no control persons, and the following shareholders were considered to be a principal shareholder of the Funds.

Principal Holders of Pacer Funds Trust (all Funds combined)

Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	15.95%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	11.60%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.75%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	9.71%	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	8.42%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	7.75%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.72%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	7.37%	Record
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	5.65%	Record

GENERAL INFORMATION
Other Matters to Come Before the Special Meeting
The Trust’s management does not know of any matters to be presented at the Special Meeting other than the proposal described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals
The Declaration of Trust and the By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
Householding
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Funds at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Other Matters
The Trust is not aware of any other matters that are expected to arise at the Special Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
This Proxy Statement is available on the internet at https://vote.proxyonline.com/paceretfs/docs/2021.pdf. You may request a copy by mail (Pacer Funds Trust, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701). You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Exhibit A
Nominating Committee Charter
The Nominating Committee (the “Committee”) of the Board of Trustees of the Pacer Funds Trust (the “Trust”) shall consist of such Trustees of the Trust as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.
In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Trust’s investment adviser or other service providers). Persons selected as Independent Trustees must not be “interested persons” as defined under the Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.
The Committee shall accept and review shareholder nominations for Trustees. A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations. Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR.
The Committee shall meet as requested by the Trust’s or Committee’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Trustees.

Exhibit B
Independent Registered Public Accounting Firm
Sanville & Company (“Sanville”), 1514 Old York Road, Abington, Pennsylvania 19001, has acted as the independent registered public accounting firm to the Trust since 2015. Upon recommendation of the Trust’s Audit Committee, the Board has selected Sanville as the independent registered public accounting firm to audit and certify the Trust’s financial statements for each Fund’s most recent and current fiscal year ended. Representatives of Sanville will not be present at the Special Meeting.
Audit Fees
For April 30 FYE Funds’ two most recent fiscal years ended April 30, 2020 and April 30, 2021, aggregate fees billed by Sanville for the audit of the April 30 FYE Funds’ annual financial statements and services that are normally provided by Sanville in connection with statutory and regulatory filings or engagements for those two fiscal years were $184,130 and $202,500, respectively. For the October 31 FYE Funds’ most recent fiscal year ended October 31, 2020, aggregate fees billed by Sanville for the audit of the October 31 FYE Funds’ annual financial statements and services that are normally provided by Sanville in connection with statutory and regulatory filings or engagements for that fiscal year were $30,000. The October 31 FYE Funds were not operational as of October 31, 2019, and therefore, no fees were billed by Sanville for the audit of the October 31 FYE Funds.
Audit-Related Fees
Sanville did not perform any assurance or services related to the performance of the audits of each Fund’s financial statements for the two most recent fiscal years ended in 2020 or 2021, respectively, which are not set forth under “Audit Fees” above.
Tax Fees
Sanville prepared each Fund’s federal and state income tax returns for the fiscal years ended April 30, 2020, October 31, 2020, or April 30, 2021, respectively. Aggregate fees billed to the Trust by Sanville for professional services for tax compliance, tax advice, and tax planning were $25,826, $3,800, and $25,000, respectively. All of these fees were required to be approved by the Audit Committee.
All Other Fees
Sanville neither performed services for the Trust nor delivered any products to the Trust for each Fund’s two most recent fiscal years ended in 2020 or 2021, respectively, other than as set forth above.
Pre-Approval of Certain Services
The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Sanville, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.
Non-Audit Fees Paid by the Investment Adviser and Its Affiliates
For each Fund’s two most recent fiscal years ended in 2020 or 2021, respectively, Sanville did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill the investment adviser or its affiliates that provided ongoing services to the Funds for any non-audit fees.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! DELAY MAY CAUSE THE FUNDS TO INCUR ADDITIONAL EXPENSES TO SOLICIT VOTES FOR THE MEETING.

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line
CONTROL NUMBER > [12345678910]
PACER FUNDS TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15, 2021
The undersigned hereby appoints Sean E. O’Hara and Bruce Kavanaugh, each as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 11:00 AM Central Time, on November 15, 2021, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 (the “Special Meeting”), and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be held November 15, 2021.

The Proxy Statement for this meeting is available at: https://vote.proxyonline.com/paceretfs/docs/2021.pdf

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PROXY CARD
PACER FUNDS TRUST

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the Proposal (including each Nominee) if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE.
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL EXCEPT” AND WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	Election of Trustees to the Board of Trustees of the Trust	○	○
(1)	Colin C. Lake
(2)	Jane K. Sagendorph

THANK YOU FOR VOTING
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